1 North Wall Quay Dublin 1 Ireland	T +353 1 622 2000 F +353 1 622 2222

Niall Tuckey Director ILOC Product	Citibank Europe plc 1 North Wall Quay Dublin 1, Ireland
Tel+353 (1) 622 7430 Fax+353 (1) 622 2741 Niall.Tuckey@Citi.com

FROM:	Citibank Europe plc (the “Bank”)

TO:	Aspen Bermuda Limited (the “Company”)
141 Front Street
Hamilton HM19
Bermuda
Attention: Jazmin Da Ponte

DATE:	30th June 2014

Dear Jazmin,

Pledge Agreement between the Bank and the Company dated 17 January 2006 as amended, varied, supplemented, novated or assigned as the case may be (the “Pledge Agreement”).

1.
We refer to the Pledge Agreement. Defined terms used in this letter shall have the meanings given to them in the Pledge Agreement (including where defined in the Pledge Agreement by reference to another document).

2.	The Bank and the Company agree, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, that as effective from the date of this letter:

(i)	Appendix A shall be amended by the deletion of the following definitions;
"Tranche I Credit" means any Credit issued under Tranche I of the facility letter from the Pledgee to the Pledgor dated 12th August 2011.
"Tranche II Credit" means any Credit issued under Tranche II of the facility letter from the Pledgee to the Pledgor dated 12th August 2011.

(ii)	Annex B of the Pledge Agreement entitled “Schedule 1 Letter of Credit Value and Pledgee’s Requirements” is hereby deleted in its entirety and replaced with “Annex B” attached hereto

3.
Except as expressly amended by this letter, the Committed Facility Letter remains unmodified and in full force and effect. In the event of a conflict or inconsistency between the terms of this letter and the terms of the Committed Facility Letter, the terms of this letter shall prevail.

4.
(a) The Pledgor hereby (i) reaffirms and restates each of the representations and warranties made by the Pledgor in the Pledge Agreement, as amended hereby, and (ii) represents and warrants that this Amendment and the Pledge Agreement, as amended hereby, constitute legal, valid and binding obligations of the Pledgor and are enforceable against the Pledgor in accordance with their respective terms.

Citibank Europe plc

Directors: Aidan M Brady, Mark Fitzgerald, Jim Farrell, Bo J. Hammerich (Sweden), Brian Hayes, Mary Lambkin, Frank McCabe, William J. Mills (USA),
Terence O’Leary (U.K.), Cecilia Ronan, Patrick Scally, Christopher Teano (U.S.A.), Francesco Vanni d’Archirafi (Italy), Tony Woods.

Registered in Ireland: Registration Number 132781. Registered Office: 1 North Wall Quay, Dublin 1.
Ultimately owned by Citigroup Inc., New York, U.S.A.
Citibank Europe plc is regulated by the Central Bank of Ireland

(b) The Pledgor represents and warrants that it has the full power and authority, and has taken all actions necessary, to execute and deliver this Amendment and to perform the obligations contemplated hereby.

5.	This letter may be executed in counterparts, each of which shall be deemed to be an original, and all such counterparts taken together shall constitute one and the same agreement.

6.
This letter and any non-contractual obligations arising in connection with it shall be governed by English law and for the benefit of the Bank the Company irrevocably submits to the jurisdiction of the English courts in respect of any dispute which may arise from or in connection with this letter.

7.	Please indicate your agreement to the foregoing by countersigning the attached copy of this letter and returning the same to us.

For and on behalf of Citibank Europe plc
/s/ Niall Tuckey
Name:Niall Tuckey Title:Director

We agree to the terms set out in this letter.

For and on behalf of Aspen Bermuda Limited
/s/ Bryan Astwood	/s/ Fred Lemoine
Name:Bryan Astwood Title:Chief Investment Officer	Name:Fred Lemoine Title:Chief Financial Officer

Citibank Europe plc

Directors: Aidan M Brady, Mark Fitzgerald, Jim Farrell, Bo J. Hammerich (Sweden), Brian Hayes, Mary Lambkin, Frank McCabe, William J. Mills (USA),
Terence O’Leary (U.K.), Cecilia Ronan, Patrick Scally, Christopher Teano (U.S.A.), Francesco Vanni d’Archirafi (Italy), Tony Woods.

Registered in Ireland: Registration Number 132781. Registered Office: 1 North Wall Quay, Dublin 1.
Ultimately owned by Citigroup Inc., New York, U.S.A.
Citibank Europe plc is regulated by the Central Bank of Ireland

1 North Wall Quay Dublin 1 Ireland	T +353 1 622 2000 F +353 1 622 2222

Annex B
SCHEDULE 1
Letter of Credit Value and Pledgee's Requirements

		Pledgee's Requirements		Letter of Credit Value
Acceptable Financial Assets		Issuer	Rating
(A)	Cash	Cash Deposits held at Citibank, N.A. London Branch.	N/A	100%
(B i)	Government & Agency Securities
Securities issued by the US or another OECD (the "Organisation for Economic Co-operation and Development") Government rated AA or AA equivalent, or issued by agencies whose debt obligations are fully and explicitly guaranteed as to the timely payment of principal and interest by the full faith and credit of the US government, and including securities issued by the FHLMC or FNMA to the extent the same shall be under the conservatorship of the Federal Housing Finance Agency.

Government and Agency Securities shall have a maximum tenor of 20 years.

Securities issued by GNMA whose debt obligations are fully and explicitly guaranteed as to the timely payment of principal and interest by the full faith and credit of the US Government.

GNMA Securities shall have a maximum tenor of 30 years.
			AA or AA equivalent	89% of the fair market value of such Government & Agency Securities
(B ii)	US Agency MBS Securities: FHLMC & FNMA	Securities issued by the FHLMC or FNMA to the extent the same shall be under the conservatorship of the Federal Housing Finance Agency. US Agency MBS Securities shall have a maximum tenor of 30 years.	AA or AA equivalent	86.5% of the fair market value of such US Agency MBS Securities
(C)	Multilateral Lending Institution Securities
Securities issued by multilateral lending institutions or regional development banks in which the US government is a shareholder or contributing member, including International Bank for Reconstruction and Development (the World Bank), the International Finance Corporation, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the European Investment Bank, the European Bank for Reconstruction and Development and the Nordic Investment Bank.

Multilateral Lending Institution Securities shall have a maximum tenor of 20 years.
			AA or AA equivalent or better	88.5% of the fair market value of such Multilateral Lending Institution Securities.
(D)	US or OECD Government Agency Securities
Securities issued by US or other OECD government agencies whose debt is implicitly guaranteed by the US government or an OECD government.
US or OECD Government Agency Securities shall have a maximum tenor of 20 years.
			AA or AA equivalent or better	88.5% of the fair market value of such US or OECD Government Agency Securities

Citibank Europe plc

Directors: Aidan M Brady, Mark Fitzgerald, Jim Farrell, Bo J. Hammerich (Sweden), Brian Hayes, Mary Lambkin, Frank McCabe, William J. Mills (USA),
Terence O’Leary (U.K.), Cecilia Ronan, Patrick Scally, Christopher Teano (U.S.A.), Francesco Vanni d’Archirafi (Italy), Tony Woods.

Registered in Ireland: Registration Number 132781. Registered Office: 1 North Wall Quay, Dublin 1.
Ultimately owned by Citigroup Inc., New York, U.S.A.
Citibank Europe plc is regulated by the Central Bank of Ireland

(E)	Corporate Bonds
Non-convertible publicly traded securities, excluding warrants and perpetual instruments, issued by corporate entities domiciled in the US or other OECD countries and in each case with a rating A or better and with a remaining tenor to final maturity of no greater than 15 years.

The Pledgor shall not deliver Corporate Bonds such that 10% or more of the Pledged Securities is constituted by Corporate Bonds of a single issuer.
Corporate Bonds shall not exceed 35% of the aggregate Letter of Credit outstandings at any time.
A or A equivalent or better
85% of the fair market value of such Corporate Bonds where the tenor of such Corporate Bonds is 10 years and 1 month or less.

80% of the fair market value of such Corporate Bonds where the tenor of such Corporate Bonds is greater than 10 years and 1 month and less than or equal to 15 years

Citibank Europe plc

Directors: Aidan M Brady, Mark Fitzgerald, Jim Farrell, Bo J. Hammerich (Sweden), Brian Hayes, Mary Lambkin, Frank McCabe, William J. Mills (USA),
Terence O’Leary (U.K.), Cecilia Ronan, Patrick Scally, Christopher Teano (U.S.A.), Francesco Vanni d’Archirafi (Italy), Tony Woods.

Registered in Ireland: Registration Number 132781. Registered Office: 1 North Wall Quay, Dublin 1.
Ultimately owned by Citigroup Inc., New York, U.S.A.
Citibank Europe plc is regulated by the Central Bank of Ireland